RIDGEWORTH FUNDS

Supplement dated April 16, 2015 to the

Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2014

RidgeWorth Short-Term Bond Fund

RidgeWorth Ultra-Short Bond Fund

RidgeWorth U.S. Government Securities Ultra-Short Bond Fund

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Effective April 15, 2015, Mr. H. Rick Nelson, Managing Director and Senior Portfolio Manager of Seix Investment Advisors LLC, is no longer a portfolio manager of the Short-Term Bond Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund (the “Funds”). All references to Mr. Nelson contained in the Prospectus and Statement of Additional Information are hereby deleted. Messrs. Keegan, Stephens, Webb, Troisi and Rieger will continue as portfolio managers of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 166